Exhibit 10.11

Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SEVENTH AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This Seventh Amendment to the Research and License Agreement (“Sixth Amendment”) is made as of March 6, 2024 (the “Seventh Amendment Effective Date”), by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

InnoCan Pharma A Ltd., of 10 Hamenofim Street, Herzelia, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020, as amended on August 15, 2021, November 28, 2021, December 5, 2022, February 20, 2023, and September 13, 2023 and December 24, 2023 (collectively, the “License Agreement”);

WHEREAS:	the Researcher has completed the performance of the Second Additional Research and the Company wishes to increase the Research Budget to allow the Researcher to allow for the performance of additional research by the Researcher aimed at meeting the FDA guidance on Liposome drug products- Formulation development (the “Third Additional Research”); and

WHEREAS:	the Parties wish to amend certain sections of the License Agreement with respect to the Third Additional Research, all as specified herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble and annexes of this Seventh Amendment constitute an integral part thereof and shall be read jointly with its terms and conditions.

1.2.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the License Agreement.

1.3.	In this Seventh Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include all other genders.

1.4.	The headings of the Sections in this Seventh Amendment are for the sake of convenience only and shall not serve in the interpretation of this Seventh Amendment.

2.	The Researcher shall conduct the Third Additional Research in accordance with a new research program and research budget, attached hereto as Appendix A, which shall supplement the previous Research Program and Budget (Appendix B to the License Agreement).

1

3.	In consideration of the performance by the Researcher of the Third Additional Research, the Company shall pay Yissum a sixth additional research fee of (*******) (inclusive of overhead) (the “Sixth Additional Research Fee”), plus VAT in accordance with law, payable in one installment on the Seventh Amendment Effective Date. For the avoidance of any doubt, the Sixth Additional Research Fee shall be paid in addition to the original Research Fee, the Additional Research Fee, and the Second and Third, Fourth, and Fifth Additional Research Fees.

4.	Except as specifically provided in and required by this Seventh Amendment, the terms and conditions of the License Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Seventh Amendment and the provisions of the License Agreement, the provisions of this Seventh Amendment shall prevail.

5.	This Seventh Amendment may be executed in any number of counterparts (including counterparts transmitted by facsimile and by electronic mail), each of which shall be deemed an original, but all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS THE HANDS OF THE PARTIES:

YISSUM		THE COMPANY

By:	/s/ Dr. Keren-Or Amar	By:	/s/ Iris Bincovich
Name:	Dr. Keren-Or Amar	Name:	Iris Bincovich
Title:	VPBD	Title:	CEO
Date:	March 6, 2024	Date:	March 6, 2024

By:	/s/ Dr. Itzik Goldwaser
Name:	Dr. Itzik Goldwaser
Title:	CEO
Date:	March 6, 2024

I the undersigned, Prof. Chezy Barenholz, have reviewed, am familiar with, and agree to all of the above terms and conditions.

/s/ Chezy Barenholz	March 6, 2024
Prof. Chezy Barenholz	Date signed